                                                                   Exhibit 10.11


         SECOND AMENDMENT (the "Second Amendment"), dated as of February 24, 1997, of a certain Credit Agreement dated as of October 26, 1994 (the "Agreement"), as amended by a First Amendment dated October 1, 1995, among BED BATH & BEYOND, INC. (the "Company"), BED-N-BATH STORES, INC. ("BNBS"), BBBL, INC. ("BBBL") AND BBBY MANAGEMENT CORPORATION ("BBBY"; BNBS, BBBL AND BBBY being together the "Guarantors" and individually each a "Guarantor", and the Guarantors together with the Company being the "Credit Parties") and CHEMICAL BANK NEW JERSEY, NATIONAL ASSOCIATION ("Chemical NJ") and CHEMICAL BANK ("Chemical NY"; Chemical NJ and Chemical NY are together referred to as the "Banks" and individually as a "Bank") and Chemical NJ, as agent for the Banks (in such capacity, the "Agent").


                                   WITNESSETH:

         WHEREAS, the Credit Parties, the Banks and the Agent are parties to the Agreement; and

         WHEREAS, Chemical NJ has assigned all of its right, title and interest in, to and under the Agreement, and all of its obligations and liabilities thereunder, as a Bank to Chemical NY and Chemical NY has accepted such assignment and has assumed all of the obligations and liabilities of Chemical NJ as a Bank thereunder; and

         WHEREAS, the Agent has assigned all of its responsibilities as Agent under the Agreement to Chemical NY and Chemical NY has accepted such assignment; and

         WHEREAS, Chemical NY has changed its name to "The Chase Manhattan Bank" ("Chase"); and

         WHEREAS, the Credit Parties have requested certain modifications to the Agreement, and Chase is agreeable to such request;

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto hereby agree as follows:

         1. Definitions. Except as otherwise stated, capitalized terms defined in the Agreement and used herein without definition shall have the respective meanings assigned to them in the Agreement.

         2. Amendments of the Agreement.

                  (a) All references in the Agreement to Chemical NJ, Chemical NY, the Banks, any Bank and the Agent shall be amended to refer to "Chase".

                  (b) Subsection 9.16 of the Agreement is hereby amended by deleting "Sunday" therefrom and by inserting "Saturday" in its place and stead.

                  (c) Subsection 9.10 of the Agreement is hereby amended by deleting "February 23, 1997" therefrom and by inserting "March 1, 1997" in its place and stead.

                  (d) Subsection 1.1 of the Agreement is hereby amended by deleting the definitions of "L/C Commitment", "Chemical NY Rate" and "Chemical NY Rate Loans" and substituting the following:

                      " 'Chase' shall mean The Chase Manhattan Bank, a New York banking corporation, which was formerly known as Chemical Bank.

                      " 'Chase Rate': the rate of interest publicly announced by Chase from time to time in New York, New York as its prime rate."

                      " 'Chase Rate Loans': Loans, the rate of interest applicable to which, is based upon the Chase rate."

                      " 'L/C Commitment': $15,000,000"

                  (e) Section 9.4 (c) is hereby amended in its entirety so that such Section, as so amended, shall read as follows: "(c) Indebtedness of the Credit Parties and any of their respective Subsidiaries in an aggregate principal amount not exceeding $2,000,000 at any time outstanding;"

                  (f) Section 14.2 of the Agreement is hereby amended by deleting the notice provision for the Banks and the Agent and substituting the following:

                           "Chase:   The Chase Manhattan Bank
                                     4 Campus Drive
                                     Parsippany, New Jersey  07054
                                     Attention:        Valerie Schanzer, V.P.
                                     Telecopy:         (201) 734-1123

         3. Representations and Warranties. To induce Chase to enter into this Second Amendment, each of the Credit Parties hereby represents and warrants that:

                  (a) Such Credit Party has the power, authority and legal right to make and deliver this Second Amendment and to perform its obligations under the Agreement, as amended by this Second Amendment, without any notice, consent, approval or authorization not already obtained, and such Credit Party has taken all necessary action to authorize the same.

                  (b) The making and delivery of this Second Amendment and the performance of the Agreement, as amended by this Second Amendment, do not violate any provision of law or any regulation or of the charter or by-laws of such Credit Party or result in the breach of or constitute a default under or require any consent under any indenture or other agreement or instrument to which such Credit Party is a party or by which such Credit Party or any of its property may be bound or affected. The Agreement, as amended by this Second Amendment, constitute a legal, valid and binding obligation of such Credit Party, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally.

                  (c) The representations and warranties contained in Section 6 of the Agreement are true and correct on and as of the date of this Second Amendment and after giving effect thereto.

                  (d) No Default or Event of Default has occurred and is continuing under the Agreement as of the date of this Second Amendment and after giving effect thereto.

         4. Effective Date. This Second Amendment shall become effective as of February 24, 1997 when Chase shall have received counterparts of this Second Amendment, duly executed by the respective parties thereto.

         5. Counterparts. This Second Amendment may be signed in any number of counterparts, each of which shall be an original and all of which taken together shall constitute a single instrument with the same effect as if the signatures thereto and hereto were upon the same instrument.

         6. Full Force and Effect. Except as expressly modified by this Second Amendment, all of the terms and provisions of the Agreement shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof.

         7. Governing Law. This Second Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New Jersey.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date set forth above.

                            BED BATH & BEYOND, INC.

                            By:  /s/ Warren Eisenberg
                                 --------------------------------------
                                     Title:  Co-Chief Executive Officer

                            BED-N-BATH STORES, INC.

                            By:  /s/ Warren Eisenberg
                                 --------------------------------------
                                     Title:  President

                            BBBL, INC.

                            By:  /s/ Arthur Stark
                                 --------------------------------------
                                     Title:  President

                            BBBY MANAGEMENT CORPORATION

                            By:  /s/ Warren Eisenberg
                                 --------------------------------------
                                     Title:  President

                            THE CHASE MANHATTAN BANK

                            By:  /s/ Valerie Schanzer
                                 --------------------------------------
                                     Title:  Vice-President